SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 30, 2001




                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)




    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
_________________________________________________________________
(Address of principal executive offices)            (Zip code)



Registrants' telephone number, including area code (314) 231-1575
_________________________________________________________________



_________________________________________________________________
(Former name or former address, if changes since last report.)

ITEM 5.  OTHER EVENTS

A. On January 30, 2001, CPI Corp. made the following announcement:

    CPI CORP. ANNOUNCES SETTLEMENT AGREEMENT WITH AMERICAN
    SECURITIES CAPITAL PARTNERS, L.P. ("ASCP")

    ST. LOUIS, MO., January 30, 2001 - CPI CORP. (NYSE - CPY) today announced that it entered into a settlement agreement resolving all claims and counterclaims between American Securities Capital Partners, L.P. ("ASCP") and its affiliates and CPI arising out of the termination of a merger agreement between the Company and ASCP affiliates without the payment of any amount by either side. The Company stated that the settlement will avoid the expense and inconvenience of further litigation.

                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                            /s/   Barry Arthur
                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  February 2, 2001